UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2019

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Deer Creek Road

Palo Alto, California 94304

(Address of Principal Executive Offices, and Zip Code)

(650) 681-5000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2019 Equity Incentive Plan

On June 11, 2019, the Tesla, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) was approved by Tesla’s stockholders at Tesla’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), and the Tesla, Inc. 2010 Equity Incentive Plan (the “2010 Plan”) simultaneously terminated. The 2019 Plan, which was previously adopted by Tesla’s Board of Directors (the “Board”) subject to the approval of Tesla’s stockholders, allows Tesla to grant equity awards thereunder with respect to (i) a maximum of 12,500,000 shares of Tesla’s common stock (“Common Stock”), plus (ii) such number of shares issued or subject to awards granted under the 2010 Plan prior to its termination that expire, terminate, or are forfeited or repurchased due to failure to vest. Awards under the 2019 Plan may be granted to Tesla’s eligible employees, directors or consultants, and the 2019 Plan will be administered by the Board, its Compensation Committee or any other committee designated by the Board pursuant to the terms of the 2019 Plan.

The foregoing description of the 2019 Plan is qualified by reference to the 2019 Plan and forms of stock option and restricted stock unit award agreements thereunder, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and incorporated by reference herein.

2019 Employee Stock Purchase Plan

At the Annual Meeting, the Tesla, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”) was approved by Tesla’s stockholders. Pursuant to the 2019 ESPP, which was previously adopted by the Board subject to the approval of Tesla’s stockholders, Tesla’s eligible employees will be permitted to purchase up to a maximum of 7,500,000 aggregate shares of Common Stock through payroll deductions at the end of consecutive, non-overlapping six-month offering periods, the first of which is expected to commence in September 2019. The 2019 ESPP will be administered by the Board, its Compensation Committee or any other committee designated by the Board pursuant to the terms of the 2019 ESPP.

The foregoing description of the 2019 ESPP is qualified by reference to the 2019 ESPP, which is filed as Exhibit 10.4 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 11, 2019, Tesla’s stockholders voted on the following eight proposals and Tesla’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class III directors at the Annual Meeting to serve on the Board for a term of three years or until their respective successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
Ira Ehrenpreis	76,406,173	13,695,892	227,710	48,955,274
Kathleen Wilson-Thompson	89,756,241	436,537	136,997	48,955,274

Proposal 2

Proposal 2 was a management proposal to approve the 2019 Plan. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
60,406,466	29,813,269	110,040	48,955,274

Proposal 3

Proposal 3 was a management proposal to approve the 2019 ESPP. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
89,869,446	380,721	79,608	48,955,274

Proposal 4

Proposal 4 was a management proposal to amend Tesla’s certificate of incorporation and bylaws to eliminate applicable supermajority voting requirements. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
89,893,339	325,024	111,412	48,955,274

The votes cast for this management proposal constituted approximately 99.5% of all shares that voted for or against, or that abstained on, this matter at the Annual Meeting. However, such votes did not constitute at least 66 2/3% of the total outstanding shares of Common Stock, which was required to approve this proposal.

Proposal 5

Proposal 5 was a management proposal to approve an amendment to Tesla’s certificate of incorporation to reduce the Board’s director terms from three years to two years. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
89,937,009	307,492	85,274	48,955,274

The votes cast for this management proposal constituted approximately 99.6% of all shares that voted for or against, or that abstained on, this matter at the Annual Meeting. However, such votes did not constitute at least 66 2/3% of the total outstanding shares of Common Stock, which was required to approve this proposal.

Proposal 6

Proposal 6 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as Tesla’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
137,252,376	1,538,152	494,521	-

Proposal 7

Proposal 7 was a stockholder proposal regarding a public policy committee.  This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
7,894,084	81,796,932	638,759	48,955,274

Proposal 8

Proposal 8 was a stockholder proposal regarding simple majority voting provisions in Tesla’s governing documents.  This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
19,996,110	70,022,887	310,778	48,955,274

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1	Tesla, Inc. 2019 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-8 (File No. 333-232079) filed on June 12, 2019).
10.2

Form of Stock Option Agreement under 2019 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 (File No. 333-232079) filed on June 12, 2019).

10.3

Form of Restricted Stock Unit Award Agreement under 2019 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8 (File No. 333-232079) filed on June 12, 2019).

10.4	Tesla, Inc. 2019 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-8 (File No. 333-232079) filed on June 12, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/ Jonathan A. Chang
Jonathan A. Chang
General Counsel

Date:  June 12, 2019